                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.   )

Filed by the Registrant /X/

Filed by a Party other than the Registrant / /

Check the appropriate box:

/X/  Preliminary Proxy Statement                / /  Confidential, for Use of the Commission
                                                Only (as permitted by Rule 14a-6(e)(2))
/ /  Definitive Proxy Statement
/ /  Definitive Additional Materials
/ /  Soliciting Material Pursuant to sec.240.14a-11(c) or sec.240.14a-12

                                GIANT GROUP, LTD
- --------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

- --------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/  $125 per Exchange Act Rules 0-11(c)(1)(ii), or 14a-6(i)(1), or 14a-6(i)(2)
     or Item 22(a)(2) of Schedule 14A.

/ / $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).

/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

        ------------------------------------------------------------------------

     (2)  Aggregate number of securities to which transaction applies:

        ------------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

        ------------------------------------------------------------------------

     (4)  Proposed maximum aggregate value of transaction:

        ------------------------------------------------------------------------

     (5)  Total fee paid:

        ------------------------------------------------------------------------

/ /  Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

        ------------------------------------------------------------------------

     (2)  Form, Schedule or Registration Statement No.:

        ------------------------------------------------------------------------

     (3)  Filing Party:

        ------------------------------------------------------------------------

     (4)  Date Filed:

        ------------------------------------------------------------------------

                                                                PRELIMINARY COPY


                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                            TO BE HELD JULY 12, 1996

To the Stockholders of
  GIANT GROUP, LTD.

         Notice is hereby given that the Annual Meeting of Stockholders (the "Meeting") of GIANT GROUP, LTD (the "Company") will be held at the offices of Christensen, White, Miller, Fink, Jacobs, Glaser & Shapiro, LLP, 2121 Avenue of the Stars, 18th Floor, Los Angeles, California 90067 on July 12, 1996 at 9:30 a.m. (local time), for the following purposes:

         (1)      To elect a Board of four directors;

         (2) To consider and vote upon a proposal to adopt the Company's 1996 Employee Stock Option Plan;

         (3) To consider and vote upon a proposal to adopt the Company's 1996 Stock Option Plan for Non-Employee Directors;

         (4) To consider and vote upon a proposal to amend the Company's Certificate of Incorporation to authorize a new class of non-voting Class A Common Stock, $.01 par value per share;

         (5) To ratify the appointment of Arthur Andersen LLP as the Company's independent auditors for fiscal 1996; and

         (6) To transact such other business as may properly come before the Meeting and any adjournment(s) or postponements(s) thereof.

         A Proxy Statement describing matters to be considered at the Meeting is attached to this Notice. Only stockholders of record at the close of business on June 6, 1996, will be entitled to notice of and to vote at the Meeting.

         You are cordially invited to attend the Meeting.

                                       By Order of the Board of Directors



                                       CATHY WOOD, Secretary

Beverly Hills, California
June 12, 1996

                                    IMPORTANT

WHETHER OR NOT YOU EXPECT TO BE PRESENT AT THE MEETING, PLEASE MARK, DATE AND SIGN THE ENCLOSED PROXY AND RETURN IT IN THE SELF-ADDRESSED, POSTAGE PREPAID ENVELOPE WHICH HAS BEEN PROVIDED FOR YOUR CONVENIENCE. IN THE EVENT YOU ATTEND THE MEETING, YOU MAY REVOKE YOUR PROXY AND VOTE YOUR SHARES IN PERSON.

                                                                PRELIMINARY COPY


                                GIANT GROUP, LTD.
                         150 EL CAMINO DRIVE, SUITE 303
                         BEVERLY HILLS, CALIFORNIA 90212


                                 PROXY STATEMENT
                       FOR ANNUAL MEETING OF STOCKHOLDERS
                            TO BE HELD JULY 12, 1996


                                     GENERAL

         This Proxy Statement and the accompanying proxy card are furnished in connection with the solicitation of proxies by the Board of Directors of GIANT GROUP, LTD., a Delaware corporation (the "Company"), for use at its Annual Meeting of Stockholders (the "Meeting"), and any adjournment(s) or postponement
(s) thereof. The Meeting is to be held on July 12, 1996, at 9:30 a.m. (local time) at the offices of Christensen, White, Miller, Fink, Jacobs, Glaser & Shapiro, LLP, 2121 Avenue of the Stars, 18th Floor, Los Angeles, California 90067. The approximate date of the mailing of this Proxy Statement and accompanying proxy card to the Company's stockholders is June 12, 1996.

         In an effort to have as large a representation at the Meeting as possible, proxy solicitation may be made personally or by telephone or telegram by officers or employees of the Company, without added compensation, or by Morrow & Company, which has been retained by the Company for a fee of $7,500 plus expenses. The Company will reimburse brokers, banks and other custodians, nominees and fiduciaries for their expenses in sending proxy materials to beneficial owners.

                        RECORD DATE AND VOTING SECURITIES

         The close of business on June 6, 1996 (the "Record Date"), has been fixed as the record date for the determination of the stockholders of the Company entitled to notice of and to vote at the Meeting. As of the Record Date, the Company had outstanding 4,072,896 shares of Common Stock, par value $.01 per share (the "Common Stock"). Each share of Common Stock entitles the record holder thereof to one vote on all matters properly coming before the Meeting.

                                PRINCIPAL HOLDERS

         The following lists the only stockholders who, to the knowledge of management of the Company, based upon filings with the Securities and Exchange Commission (the "SEC"), are the beneficial owners of more than 5% of the outstanding shares of Common Stock.

NAME & ADDRESS                        AMOUNT AND NATURE OF          PERCENT OF
OF BENEFICIAL OWNER                   BENEFICIAL OWNERSHIP (1)       CLASS (2)
- -------------------                   ------------------------      ----------
Burt Sugarman                         2,988,672 shares (3)             52.7%
150 El Camino Drive
Beverly Hills, CA 90212

The TCW Group, Inc.                   382,700 shares (4)                9.4%
865 South Figueroa Street
Los Angeles, CA 90017

Dimensional Fund Advisors, Inc.       369,250 shares (5)                9.1%
1299 Ocean Avenue
Santa Monica, CA 90401

John A. Levin & Co., Inc.             227,000 shares (6)                5.6%
One Rockefeller Plaza
New York, NY 10020

- -----------------------------
(1) Under the rules of the SEC, a person is deemed to be the beneficial owner of a security if such person has or shares the power to vote or to direct the voting of such security, or the power to dispose or to direct the disposition of such security. A person is also deemed to be the beneficial owner of any securities of which that person has the right to acquire beneficial ownership within 60 days as well as any securities owned by such person's spouse, children or other relatives living in the same house. Unless otherwise indicated, the named person has sole voting and investment power with respect to the shares held by them.

(2) Computed on the basis of 4,072,896 shares of Common Stock issued and outstanding as of June 6, 1996.

(3) Includes 1,599,202 shares underlying presently exercisable stock options, does not include 20,550 shares owned by Mr. Sugarman's spouse and 2,000 shares held as custodian of his minor child, as to which shares he disclaims beneficial ownership.

(4) As reported in a Schedule 13G, dated February 12, 1996, The TCW Group, Inc. (formerly known as TCW Management Company), a parent holding company, had, as of December 31, 1995, sole power to vote and to dispose of 382,700 shares.

(5) As reported in a Schedule 13G, dated February 7, 1996, Dimensional Fund Advisors, Inc. ("Dimensional"), a registered investment advisor, is deemed to have beneficial ownership of 369,250 shares of Common Stock as of December 31, 1995, all of which shares are held in portfolios of DFA Investment Dimensions Group Inc., a registered open-end investment company, or in series of the DFA Investment Trust Company, a Delaware business trust, or the DFA Group Trust and DFA Participation Group Trust, investment vehicles for qualified employee benefit plans, all of which Dimensional serves as investment manager. Dimensional disclaims beneficial ownership of all such shares.

(6) The Company is informed that John A. Levin & Co., Inc., a registered investment adviser, as of December 31, 1995 beneficially owned 227,000 shares.

                              ELECTION OF DIRECTORS

                                [PROPOSAL NO. 1]

NOMINEES

         At the Meeting, four directors are to be elected to serve until the Annual Meeting of Stockholders in 1997 and until their successors are elected and qualified. The Board of Directors has nominated Burt Sugarman, David Gotterer, Terry Christensen and David Malcolm.

         The Board of Directors has no reason to expect that any of the nominees will be unable to stand for election. In the event that a vacancy among the original nominees occurs prior to the Meeting, the proxies will be voted for a substitute nominee or nominees named by the Board of Directors and for the remaining nominees.

         The following table sets forth information as of the Record Date about each nominee for director and the ownership of equity securities by all directors and executive officers of the Company as a group:

                                                                                                      SHARES AND
                                                                                                      PERCENT OF
                                                                                         DIRECTOR    COMMON STOCK
                                                                                  AGE     SINCE        OWNED(1)
BURT SUGARMAN..................................................................    57      1982     2,988,672 shs.(2)
  Mr. Sugarman has been Chairman of the Board of the Company                                             52.7%
  since 1983, and President and Chief Executive Officer since May
  1985. Mr. Sugarman has been Chairman of the Board of Rally's
  Hamburgers, Inc. (NASDAQ) ("Rally's"), an operator and franchisor of double drive-through hamburger restaurants in which the
  Company has a substantial investment, since November 1994, having served as its Chairman of the Board and Chief Executive Officer
  from 1990 through February 1994.

DAVID GOTTERER.................................................................    67      1984     175,875 shs.(3)(5)
  Mr.  Gotterer has been Vice Chairman of the Company since May                                           4.3%
  1986. He has been a senior partner in the accounting firm of
  Mason & Company, LLP, New York, New York, for more than the past five years. He is a Director of Rally's.

TERRY CHRISTENSEN..............................................................    55      1994      7,167 shs.(4)(5)
  Mr. Christensen has been a partner in the law firm Christensen,                                            *
  White, Miller, Fink, Jacobs, Glaser & Shapiro, LLP, Los Angeles,
  California, for more than the last five years. He is a Director of MGM Grand, Inc. (New York Stock Exchange) and Rally's.

DAVID MALCOLM .................................................................    43      ---           1,000(5)
  Mr. Malcolm has been Chairman of the Board of Suncoast Financial                                           *
  Mortgage Corporation, mortgage banking and real estate
  development since 1978, President of West Coast Restaurant
  Enterprises, an owner operator of 15 Rally's restaurants, since
  February 1995, and Executive Vice President of Grigsby Brandford
  & Co., Inc., investment banking, since February 1994. Mr. Malcolm is also a Commissioner on the San Diego Unified Port District and
  a Commissioner on the California Commission on Judicial
  Performance.

All Directors and Executive Officers as a group (5 persons)                                            3,192,047(5)
                                                                                                            55.4%

- -----------------
*        indicates less than 1%

(1) Unless otherwise indicated, the beneficial owner has both sole voting and sole investment power with respect to his shares. Computed on the basis of 4,072,896 shares of Common Stock outstanding as of June 6, 1996.

(2) Includes 1,599,202 shares underlying presently exercisable stock options. Does not include 20,550 shares of Common Stock owned by Mr. Sugarman's spouse and 2,000 shares of Common Stock held as custodian for his minor child, as to which shares he disclaims beneficial ownership.

(3) Includes 63,375 shares that Mr. Gotterer may purchase under presently exercisable stock options, but excludes 63,375 shares underlying options held by Mr. Gotterer, as to which shares he disclaims beneficial ownership since a business partner is entitled to the beneficial ownership of such shares upon any exercise of such options.

(4)      Includes 6,667 shares underlying presently exercisable stock options.

(5) This total includes 1,687,577 shares which such executive officers and directors may acquire upon the exercise of presently exercisable stock options, but does not include shares which Messrs. Gotterer, Christensen and Malcolm may acquire upon the exercise of options granted pursuant to the 1996 Stock Option Plan for Non-Employee Directors (the "Director Plan"), which plan has been adopted by the Board of Directors subject to stockholder approval. If the stockholders approve the Plan, each of Messrs. Christensen, Malcolm and Gotterer will receive options to purchase 10,000 shares of Common Stock pursuant to the Director Plan.

         As of the Record Date, directors and officers of the Company, beneficially owned the following shares of Common Stock of Rally's, in which the Company has a significant equity investment. Mr. Sugarman - 230,000 shares which may be acquired under stock options exercisable within 60 days, but excluding
(i) 2,000 shares held as custodian for his minor child, as to which he disclaims beneficial ownership, (ii) 4,312,063 shares owned by the Company, of which Mr. Sugarman may be deemed to be a controlling person, and (iii) 51,500 shares beneficially owned by Mr. Sugarman's spouse, Mary Hart Sugarman (including 20,000 shares underlying presently exercisable options), as to which shares he disclaims beneficial ownership; Mr. Gotterer - 44,000 shares (including 22,500 shares which may be acquired under stock options exercisable within 60 days) but excluding 22,500 shares underlying options held by Mr. Gotterer, as to which shares he disclaims beneficial ownership since a business partner is entitled to the beneficial ownership of such shares upon any exercise of such options; and Mr. Christensen - 2,000 shares. Messrs. Sugarman, Gotterer and Christensen have been granted, subject to the approval of Rally's stockholders, options to purchase 150,000, 172,500 and 150,000 shares of Rally's Common Stock, respectively, pursuant to its Stock Option Plan for Non-Employee Directors. Such holdings (including the shares underlying options which are subject to approval of Rally's stockholders) do not, in the aggregate, exceed 4.8% of the outstanding Rally's Common Stock.

MEETINGS OF THE BOARD OF DIRECTORS AND COMMITTEES

         During the 1995 fiscal year, the Board of Directors of the Company met on thirteen occasions and acted by unanimous consent on one occasion. Each of the directors attended all meetings of the Board of Directors and the meetings held by all committees of the Board on which such director served, during the periods that such director served.

COMMITTEES OF THE BOARD OF DIRECTORS

         The Company has an Executive Committee, a Compensation Committee, an Option Committee and an Audit Committee. The members of each Committee are appointed by the Board of Directors for a term beginning after the first regular meeting of the Board of Directors following the Annual Meeting of Stockholders and until their respective successors are elected and qualified.

         The Executive Committee, consisting of Messrs. Sugarman and Gotterer, met formally on two occasions during 1995, and its members consulted regularly on an informal basis in connection with the functions of this Committee. This Committee was established to generally manage the day-to-day business affairs of the Company between regular Board meetings.

         The Compensation Committee presently consists of Messrs. Christensen and Gotterer. The Compensation Committee met on one occasion during 1995. See "Compensation Committee Report."

         The Option Committee presently consists of Messrs. Christensen and Gotterer. The Option Committee met on one occasion in 1995. The
Option Committee administers the Company's stock option plans.

         The Audit Committee is responsible for exercising such supervisory control over the internal auditing and accounting procedures, practices and personnel of the Company as the Audit Committee deems necessary or advisable and makes recommendations annually to the Board of Directors concerning the appointment of the Company's independent auditors for the ensuing fiscal year. The members of the Audit Committee are Terry Christensen and Robert Wynn. Mr. Wynn is not standing for re-election as a director. The Audit Committee met on one occasion during 1995, and its members consulted regularly on an informal basis in connection with functions of this Committee.

         There is no standing nominating committee or other committee performing similar functions.

COMPENSATION OF DIRECTORS

         Non-employee directors of the Company are compensated at a rate of $10,000 per annum plus $500 for each meeting of the Board of Directors attended and will be eligible to participate in the Company's proposed 1996 Directors Plan. Members of the Audit Committee are compensated for their services thereon at the rate of $250 per meeting attended.

                       EXECUTIVE COMPENSATION

         The following table sets forth information concerning the annual and long-term compensation for services in all capacities to the Company for the three years ended December 31, 1995, 1994 and 1993 of those persons who were (1) the Chief Executive Officer and (2) executive officers of the Company during 1995 and whose cash compensation exceeded $100,000, for services performed by such persons for the Company during 1995 (collectively, the "Named Executives").

                     SUMMARY COMPENSATION TABLE

                            ANNUAL COMPENSATION                          LONG TERM COMPENSATION AWARDS
              ------------------------------------------------     ----------------------------------------

NAME &                                                                             SECURITIES    ALL OTHER
PRINCIPAL                                         OTHER ANNUAL     RESTRICTED      UNDERLYING     COMPEN-
- ---------                 SALARY       BONUS      COMPENSATION        STOCK       OPTION/SARS     SATION
POSITION      YEAR           $           $              $           AWARD(S)           #             $
- --------      ----       ---------    -------     ------------     ----------     ------------   ----------
Burt          1995       1,000,000      -0-           26,774(1)         -         1,899,202(2)    25,000(3)
Sugarman,     1994       1,000,000    600,000         76,579(1)         -               -0-      174,038(3)
Chairman      1993         998,000      -0-           78,121(1)         -               -0-      275,000(3)
of The
Board,
President
and Chief
Executive
Officer

Cathy L.      1995         166,123       -0-                -0-         -            55,000(5)       -0-
Wood,         (4)
Vice
President,
Secretary
and Chief
Financial
Officer


(1) Amounts represent the value of use of the Company's airplane and automobile.

(2) 1,899,202 options held by Mr. Sugarman exercisable at $6.33 per share and expiring in 1996, were canceled and an identical number of new options were issued to him at $6.75, which was then the current market price. In 1996, Mr. Sugarman exercised options with respect to 300,000 shares.

(3)      Represents the following amounts paid to Mr. Sugarman by Rally's:
         $25,000, $174,038 and $275,000 for services as Chairman and Chief Executive Officer of Rally's in 1995, 1994 and 1993, respectively. In February 1994, Mr. Sugarman ceased serving as Chairman and Chief Executive officer of Rally's, however, in November 1994, Mr. Sugarman reassumed the duties of Chairman.

(4)      Ms. Wood joined the Company in January 1995.

(5) Ms. Wood was granted 45,000 options in March 1995 and 10,000 options in July 1995.

EMPLOYMENT CONTRACTS

         Mr. Sugarman is employed as Chairman of the Board, President and Chief Executive Officer of the Company pursuant to an employment agreement expiring December 31, 1998 pursuant to which Mr. Sugarman receives an annual base salary of $1,000,000, with an annual bonus in an amount determined from year to year by the Compensation Committee of the Board of Directors, at its discretion, and certain additional benefits. The employment agreement is terminable prior to December 31, 1998 (1) by the Company for cause (as defined therein) and (2) by Mr. Sugarman (a) for cause (as defined therein), (b) at any time for any reason, after December 31, 1995 or (c) if Mr. Sugarman ceases to own or control at least 10% of the Common Stock of the Company. Should the employment agreement be terminated by the Company without cause or by Mr. Sugarman for cause, Mr. Sugarman shall be entitled to continuation of all compensation and benefits through December 31, 1998, or for 24 months from termination, whichever period is longer. Pursuant to the employment agreement, Mr. Sugarman has agreed during the term of the agreement, not to render services to, or plan or organize, a business which is competitive with or similar to the business of the Company or any of its subsidiaries.

OPTION PLANS

         The Company had a 1985 Incentive Stock Option Plan (the "Incentive Plan") and a 1985 Non-Qualified Stock Option Plan (the "Non-Qualified Plan"). Both the Incentive Plan and the Non-Qualified Plan were terminated in August 1995 and, thereafter, no further grants of options will be made under such plans. The Incentive Plan had provided for the grant of options to purchase an aggregate of 750,000 shares of Common Stock, of which no options are outstanding and options to purchase 6,000 shares have been exercised. The Non-Qualified Plan had provided for the grant of options to purchase 3,000,000 shares of GIANT Common Stock. As of December 31, 1995, options to purchase 2,126,000 were outstanding and options for 7,500 shares have been exercised. No options were exercised in 1995 under either plan. During 1995, 10-year options, vesting over 30 months, for 100,000 shares of GIANT Common Stock were granted to directors and officers of the Company under the Non-Qualified Plan. In addition, 2,026,000 options held by Messrs. Sugarman and Gotterer, exercisable at $6.33 per share and expiring in 1996, were canceled and an identical number of new options were issued to such persons. Such new options have an exercise price of $6.75 per share, which was the fair market value of the shares at the time of the grant, and will expire in 2005. The new options (like the canceled options) are fully vested. There have been no other option repricings during the last ten years.

                          FISCAL YEAR END OPTION VALUE

                                                                                          VALUE OF
                                                                                       UNEXERCISED IN
                                                                                          THE MONEY
                    SHARES                                                               OPTIONS AT
                  ACQUIRED ON       VALUE        NUMBER OF UNEXERCISED OPTIONS AT       DECEMBER 31,
NAME               EXERCISE      REALIZED($)            DECEMBER 31, 1995                 1995(1)
- ----               --------      -----------    ----------------------------------        -------
                                                EXERCISABLE          UNEXERCISABLE      EXERCISABLE
                                                -----------          -------------      -----------
Burt Sugarman        -0-            -0-          1,899,202                 -0-          $4,510,605

Cathy L.             -0-            -0-             15,000              40,000              31,875
Wood

(1) Based upon the closing price of the Common Stock on December 31, 1995, minus the option exercise price of (1) $6.75 per share for Mr. Sugarman and (2) $7.00 per share for Ms Wood. Mr. Sugarman exercised options to purchase 300,000 shares of Common Stock in February 1996. The value realized, i.e., the difference between the aggregate closing price of such shares on the exercise date and the aggregate exercise price was $413,000.

                      OPTION/SAR GRANTS IN LAST FISCAL YEAR


                                                      INDIVIDUAL GRANTS

                                    % OF TOTAL
                                   OPTIONS/SARS
                                    GRANTED TO     EXERCISE OR
                  OPTIONS/SARS     EMPLOYEES IN    BASE PRICE    EXPIRATION          GRANT DATE
NAME               GRANTED #       FISCAL YEAR        $/SH          DATE        PRESENT VALUE ($)(1)
- ----              ------------     ------------    -----------   ----------     --------------------
Burt Sugarman       1,899,202         97.2%          $ 6.75      3/15/2005          $ 8,319,000

Cathy L. Wood          45,000          2.3%            7.00      2/28/2005              205,650
                       10,000           .5%            6.88      7/31/2005               43,600

(1) Options are granted at market price on the day of the grant. The proxy rules require that either potential realizable values at assumed annual stock price appreciation rates or present values at the grant date be assigned to options. The Company has chosen a present value method known as the "Black-Scholes option pricing model." The assumptions used to arrive at the values shown were as follows: expected volatility-38.8%, risk-free rate of return-7.4%, 7.3% and 6.6% for the February 28, 1995, March 15, 1995 and July 31, 1995 issuances, respectively, dividend yield-0% and time of exercise-ten years. The choice of the Black-Scholes valuation method does not reflect any belief by the Company's management that such method, or any other valuation method, can accurately assign a value to an option at the grant date.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

         During 1995, the Compensation Committee and Option Committee of the Board of Directors consisted of David Gotterer and Terry Christensen. David Gotterer is a Senior Partner in the accounting firm of Mason & Company, LLP, which received $158,364 from the Company for rendering consulting, financial and accounting services to the Company during 1995. Terry Christensen is a partner in the law firm of Christensen, White, Miller, Fink, Jacobs, Glaser & Shapiro, LLP, which represents the Company and Rally's in certain corporate and litigation matters. Both Mr. Gotterer and Mr. Christensen are directors of Rally's.

                          COMPENSATION COMMITTEE REPORT

         In 1995, the Compensation Committee and Option Committee of the Board of Directors consisted of Terry Christensen and David Gotterer. Mr. Gotterer is Vice-Chairman of the Company. The Compensation Committee and the Option Committee consist of the same directors so that the same persons can administer all aspects of the Company's compensation programs.

         The Compensation Committee is responsible for developing and making recommendations to the Company with respect to executive officer compensation policies addressing such matters as salaries, bonuses, incentive plans, benefits and overall compensation. The Compensation Committee also determines the compensation to be paid to the Chief Executive Officer and each of the other executive officers of the Company.

         The objectives of the Compensation Committee in determining the type and amount of executive officer compensation are to provide a level of compensation which allows the Company to attract and retain competent executives. The Compensation Committee further believes that the Company's compensation programs should provide personnel with a financial interest in the Company similar to the interests of the Company's stockholders and that there should be a correlation between the performance of the Company and individual performance and compensation. During 1995, the Compensation Committee did not award any bonuses to either of the Named Executives.

         Mr. Sugarman, the Chief Executive Officer of the Company, is eligible to participate in the same compensation plans available to the Company's other executives. In 1995, Mr. Sugarman received base compensation of $1,000,000 pursuant to the terms of his employment agreement. The Compensation Committee did not award Mr. Sugarman a discretionary bonus for 1995. Options to purchase 1,899,202 shares of Common Stock held by Mr. Sugarman were scheduled to expire in 1995. In order to provide the Chief Executive Officer with continued incentive to exert his best efforts on behalf of the Company through the opportunity to benefit from appreciation in the value of the Common Stock, the Option Committee canceled such options (which had an exercise price of $6.33 per share) and granted an identical number of new options, expiring in 2005, at an exercise price of $6.75 per share, the fair market value of the shares on the date of grant.

                                 DAVID GOTTERER
                                TERRY CHRISTENSEN

PERFORMANCE GRAPHS

         The following graph compares the yearly percentage change in the Company's cumulative total stockholder return on its Common Stock for the five fiscal years ended December 31, 1995, based upon the market price of the Company's Common Stock as reported on the New York Stock Exchange with the cumulative total return (and assuming reinvestment of dividends) with (i) the S&P 500 Stock Index, (ii) an index of a group of companies in the cement industry (the former principal business of the Company until October 1994) selected by the Company, consisting of Medusa Corporation, Lafarge Corporation and Southdown, Inc. and (iii) an index of a group of companies in the fast food industry (the business of Rally's, in which the Company has a substantial interest) selected by the Company, consisting of CKE Restaurants, Inc., Flagstar Companies, Inc., Krystal Company, Checkers Drive In Restaurants, Foodmaker, Inc. and Sonic Corporation.

         COMPARE 5-YEAR CUMULATIVE TOTAL RETURN AMONG GIANT GROUP LTD.,
                       S&P 500 INDEX AND PEER GROUP INDEX

                          TOTAL RETURN TO SHAREHOLDERS

MEASUREMENT PERIOD
(FISCAL YEAR COVERED)          GIANT GROUP, LTD.     PEER GROUP      S&P 500 INDEX
1990                                  100                100                100
1991                               137.68             102.15             130.48
1992                               197.73             112.88             140.46
1993                               186.86             215.84             154.62
1994                               117.33             161.02             156.66
1995                               158.62             180.41             215.54



         In October 1994, the Company sold its cement operations which were its principal business activity since prior to 1990. Therefore, the table above is not indicative of future performance of the Company's Common Stock.

         COMPARE 5-YEAR CUMULATIVE TOTAL RETURN AMONG GIANT GROUP, LTD.
                     NYSE STOCK MARKET AND PEER GROUP INDEX

                          TOTAL RETURN TO SHAREHOLDERS

      MEASUREMENT PERIOD
    (FISCAL YEAR COVERED)     GIANT GROUP,LTD.  PEER GROUP    NYSE STOCK INDEX
12/31/90                         100.000         100.000         100.000
12/31/91                         137.681         141.291         131.321
12/31/92                         197.826         203.282         142.808
12/31/93                         186.956         141.878         157.712
12/31/94                         117.391          72.218         157.678
12/31/95                         158.696          74.731         213.751

The index level for all series was set to 100.0 on 12/13/90.


                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

         In July 1991, Mr. Sugarman, without admitting or denying the allegations in a complaint filed by the Securities Exchange Commission (the "SEC"), consented to an Order of the United States District Court, District of Columbia, permanently enjoining him from violating Section 17(a)(2) of the Securities Act of 1933 and paid $600,000, including pre-consent decree interest of $63,000. The SEC complaint had alleged that Mr. Sugarman violated Section 17(a)(2) in connection with purchases in October 1989 made by the Company and others of shares of Rally's common stock. In 1991, the Company indemnified Mr. Sugarman for amounts paid by him to the SEC and for his expenses in connection with the SEC investigation.

         David Gotterer, Vice Chairman and a Director of the Company and of Rally's, is a Senior Partner in the accounting firm of Mason & Company, LLP, which received $158,364 from the Company for rendering consulting, financial and accounting services to the Company during 1995.

         Terry Christensen, a Director of the Company and Rally's, is a partner in the law firm of Christensen, White, Miller, Fink, Jacobs, Glaser & Shapiro, LLP, which represents the Company and Rally's in certain corporate and litigation matters.


                   ADOPTION OF 1996 EMPLOYEE STOCK OPTION PLAN
                                [PROPOSAL NO. 2]

         On May 20, 1996, the Board of Directors, pursuant to the recommendation of the Compensation Committee and Option Committee and subject to the approval of the stockholders, adopted the 1996 Employee Stock Option Plan (the "1996 Plan"). The Board of Directors believes that the 1996 Plan will benefit the Company by helping to attract, motivate and retain qualified executive, administrative and professional employees. Consistent with the Company's compensation objectives, rewards under the 1996 Plan are dependent upon those factors which directly benefit the Company's stockholders and appreciation in the market value of the Common Stock. A copy of the 1996 Plan is attached hereto as Exhibit A. The following summary of the principal features of the 1996 Plan is qualified in its entirety by reference to Exhibit A.

         The affirmative vote of the holders of at least a majority of the shares of Common Stock voted at the Annual Meeting is required to approve the Option Plan.

                  THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR
                          THE ADOPTION OF THE 1996 PLAN

DESCRIPTION OF THE 1996 PLAN

         The Plan will cover up to an aggregate of 250,000 shares of Common Stock, and has a ten-year duration. The 1996 Plan is administered by the Option Committee, whose members are appointed by the Board of Directors. All employees of the Company and its subsidiaries are eligible to receive options. As of May 20, 1996, there were approximately nine employees currently eligible to participate in the option plan. The exercise price in each instance is not less than 100% of the fair market value of the Common Stock on the date of grant, subject to any repricing at the option of the Option Committee, and is payable in cash or shares of previously acquired Common Stock having a fair market value equal to the option exercise price. The vesting schedule and term (which shall not exceed ten years) of options granted under the 1996 Plan is at the discretion of the Option Committee. Generally, options terminate six months (three months in the case of an incentive option) after termination of the optionee's employment for any reason other than the optionee's death and one year after termination of the optionee's employment due to death. Options are non-transferable by the holder other than by will or laws of descent and distribution.

         In the event any change is made in the Company's capitalization that results from a stock dividend, recapitalization, reorganization, merger, consolidation, split-up, combination or exchange of shares of any similar change affecting the Common Stock, appropriate adjustment, as determined by the Option Committee, will be made in the exercise price and in the number and class of shares subject to the option.

         In the event of a sale of all or substantially all of the assets of the Company or the merger of the Company with or into another corporation, holders of outstanding options will have the right to receive, upon exercise of the option and payment of the exercise price, the same consideration which the stockholders of the Company received pursuant to such transaction.

         The Board of Directors may amend or terminate the 1996 Plan from time to time in such respects as the Board may deem advisable; provided that any amendment requiring stockholder approval pursuant to Rule 16 b-3 (as in effect from time to time) under the Securities Exchange Act of 1934, as amended, shall not be effective unless such approval is obtained.

         An optionee who is granted an incentive option generally will not recognize taxable income either upon the grant or the exercise of an incentive option, although the exercise may be subject to the alternative minimum tax. No deduction will ordinarily be available to the Company as a result of the grant or exercise of incentive options. Upon the sale or exchange of the shares underlying an incentive option more than two years after the date of grant and one year after the date of exercise, any gain or loss will be treated as long-term capital gain or loss. If these holding periods are not satisfied, the optionee will recognize ordinary income at the time of sale or exchange equal to the difference between the exercise price and the lower of (i) the fair market value of the shares of the date of exercise or (ii) the sale price of the shares. Any gain recognized on such a premature disposition of shares in excess of the amount treated as ordinary income will be characterized as long-term or short-term capital gain, depending on the holding period.

         An optionee granted nonqualified stock options will not recognize any taxable income at the grant of the option, but will generally realize ordinary income for federal income tax purposes at the time of exercise of such options equal to the difference between the fair market value of the Common Stock on the date of exercise and the exercise price. Any taxable income recognized in connection with an option exercised by an optionee who is an employee of the Company will be subject to tax withholding by the Company. Upon resale of such shares by the optionee, any difference between the sale price and the optionee's exercise price, to the extent not recognized as taxable income as described above, will be treated as long-term or short-term capital gain or loss, depending upon on the holding period. The Company will be entitled to a tax deduction in the same amount as the ordinary income recognized by the optionee with respect to shares acquired upon exercise of a nonstatutory option.

         The foregoing is only a summary of certain effects of federal income taxation upon the optionee and the Company with respect to the grant and exercise of options under the 1996 Plan, does not purport to be complete and does not discuss the tax consequences of the optionee's death or the income tax laws of any local, state or foreign jurisdiction in which any optionee may reside.


                     ADOPTION OF 1996 STOCK OPTION PLAN FOR
                             NON-EMPLOYEE DIRECTORS
                                [PROPOSAL NO. 3]

         On May 20, 1996, the Board of Directors, pursuant to the recommendation of the Compensation Committee and the Option Committee and subject to the approval of the stockholders, adopted the Director Plan. The Board of Directors believes that the Director Plan will benefit the Company by helping to attract and retain qualified persons to serve as directors and by providing an incentive to directors whose the rewards are dependent upon those factors which directly benefit the Company's stockholders and appreciation in the market value of the Common Stock. A copy of the Director Plan is attached hereto as Exhibit B. The following summary of the principal features of the Director Plan is qualified in its entirety by reference to Exhibit B.

         The affirmative vote of the holders of at least a majority of the shares of Common Stock voted at the Annual Meeting is required to approve the Director Plan.


                  THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR
                        THE ADOPTION OF THE DIRECTOR PLAN

DESCRIPTION OF THE DIRECTOR PLAN

         The Director Plan will cover up to an aggregate of 250,000 shares of Common Stock, and has a ten-year duration. The Director Plan is administered by the Option Committee, whose members are appointed by the Board of Directors.

         Pursuant to the Director Plan, each Non-Employee Director of the Company, as of May 20, 1996 (the "Adoption Date"), who is standing for reelection at the Meeting, will be granted an option to purchase 10,000 shares of Common Stock effective as of the Adoption Date. Each Non-Employee Director (other than current Non- Employee Directors) who is elected or appointed subsequent to the Adoption Date will be granted an option to purchase 10,000 shares of Common Stock as of the date of such election or appointment. In addition, each Non- Employee Director of the Company who is elected or appointed to the Executive Committee on July 12, 1996 shall be granted an additional option to purchase 10,000 shares of Common Stock, and each Non-Employee Director who is appointed to the Executive Committee subsequent to July 12, 1996 shall be granted an additional option to purchase 10,000 shares of Common Stock.

         On each anniversary of the Adoption Date, or in the case of a Non-Employee Director who is elected or appointed subsequent to the Adoption Date, on each anniversary of the date of such election or appointment, each Non-Employee Director shall be automatically granted an option to purchase 10,000 shares of Common Stock, and each Non-Employee Director who is a member of the Executive Committee shall be automatically granted an additional option to purchase 10,000 shares of Common Stock on the anniversary of the date of his election or appointment to the Executive Committee. All such subsequent grants are subject to availability of sufficient authorized shares of Common Stock. As of the Adoption Date, there were two Directors eligible to participate in the Director Plan.

         The exercise price in each instance is not less than 100% of the fair market value of the Common Stock on the date of grant, subject to any repricing at the option of the Option Committee, and is payable in cash or shares of previously acquired Common Stock having a fair market value equal to the option exercise price. All options will have a five-year term and be immediately exercisable. Options are non-transferable by the holder other than by will or laws of descent and distribution.

         In the event any change is made in the Company's capitalization that results from a stock dividend, recapitalization, reorganization, merger, consolidation, split-up, combination or exchange of shares or any similar change affecting the Common Stock, appropriate adjustment, as determined by the Option Committee, will be made in the exercise price and in the number and class of shares subject to the option.

         In the event of a sale of all or substantially all of the assets of the Company or the merger of the Company with or into another corporation, holders of outstanding options will have the right to receive, upon exercise of the option and payment of the exercise price, the same consideration which the stockholders of the Company received pursuant to such transaction.

         The Board of Directors may amend or terminate the Director Plan from time to time in such respects as it may deem advisable; provided that any amendment requiring stockholder approval pursuant to Rule 16 b-3 (as in effect from time to time) under the Securities Exchange Act of 1934, as amended, shall not be effective unless such approval is obtained.

         Any Non-Employee Director granted options pursuant to the Director Plan will not recognize any taxable income at the grant of the option, but will generally realize ordinary income for federal income tax purposes at the time of exercise of such options equal to the difference between the fair market value of the Common Stock on the date of exercise and the exercise price. Upon resale of such shares by the optionee, any difference between the sale price and the optionee's exercise price, to the extent not recognized as taxable income as described above, will be treated as long-term or short-term capital gain or loss, depending upon on the holding period. The Company will be entitled to a tax deduction in the same amount as the ordinary income recognized by the optionee with respect to shares acquired upon exercise of a nonstatutory option.

         The foregoing is only a summary of certain effects of federal income taxation upon the optionee and the Company with respect to the grant and exercise of options under the Director Plan, does not purport to be complete and does not discuss the tax consequences of the optionee's death or the income tax laws of any local, state or foregoing jurisdiction in which any optionee may reside.

         The following table sets forth certain information with respect to stock options granted pursuant to the Director Plan as of the Adoption Date to the Company's Non-Employee Directors.


                              AMENDED PLAN BENEFITS
                         NONQUALIFIED STOCK OPTION PLAN

         NAME & POSITION        DOLLAR VALUE ($)(1)     NUMBER OF OPTIONS
         ---------------        -------------------     -----------------

         David Gotterer                 $                    20,000

         Terry Christensen                                   20,000

         David Malcolm                                       10,000

- -----------------
(1) Based the difference between the exercise price and the closing price of the Common Stock of $____ as reported on the New York Stock Exchange Composite Tape on _____________, 1996.


            PROPOSED AMENDMENT TO THE CERTIFICATE OF INCORPORATION TO
                        AUTHORIZE NON-VOTING COMMON STOCK
                                [PROPOSAL NO. 4]

         The Board of Directors has unanimously approved and declared advisable an amendment to the Company's Certificate of Incorporation, as amended, which would authorize 5,000,000 shares of Class A Common Stock, $.01 par value per share (the "Class A Common Stock"). The proposed amendment would amend Clause A of Article 4 of the Company's Certificate of Incorporation to read in its entirety as follows:

                  "FOURTH: (A)

                  (i) The total number of shares of all classes of stock which the Corporation shall have authority to issue is 19,500,000 shares, of which 2,000,000 shares are to be Preferred Stock, $.10 par value per share (hereinafter referred to as "Preferred Stock"), 12,500,000 shares are to be Common Stock, $.01 par value per share and 5,000,000 shares are to be Class A Common Stock, $.01 par value per share. Holders of Common Stock shall have the right to cast one vote for each share held of record on all matters submitted to a vote of the holders of Common Stock. Holders of Class A Common Stock shall not have any voting rights on any matters (including without limitation the election of directors) except to the extent required under applicable law. The Class A Common Stock shall be in all respects identical to the Common Stock (except with respect to voting rights) including without limitation rights to dividends and distributions and treatment in a merger, a reorganization, recapitalization or similar corporate events.

                  (ii) The designations and the powers, preferences and rights, and the qualifications, limitations or restrictions of the Preferred Stock and the classification or reclassification of any unissued shares of the Preferred Stock in one or more series shall be determined by the Board of Directors, or the Executive Committee thereof, and shall be set forth in duly adopted resolutions in accordance with the Delaware General Corporation Law, as amended."

         The Common Stock and the Class A Common Stock will be identical in all respects, including without limitation rights to dividends and distributions and treatment in a merger, a reorganization, recapitalization or similar corporate events, except that each share of Common Stock will be entitled to one vote on all matters submitted to stockholders and each share of Class A Common Stock will have no voting rights (including with respect to the election of directors) except to the extent required by applicable law.

         Although the Company has no present plans or commitments for any of the proposed of Class A Common Stock, the Board of Directors believes that the issuance of such shares may prove to be advisable in the future, and the availability of shares of Class A Common Stock will provide flexibility in connection with future corporate transactions, including recapitalization, acquisitions, financings, stock dividends, employee benefit plans or other corporate purposes. Stockholders have no preemptive rights to purchase any of such authorized but unissued shares of Common Stock or Class A Common Stock which may be issued, and their respective interests in the Company could be diluted by such issuance.

         The affirmative vote of holders of a majority of all outstanding shares of Common Stock entitled to vote at the Meeting is required to adopt the proposed amendment to the Certificate of Incorporation increasing the authorized shares of Common Stock and authorizing the Class A Common Stock.

         THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR AUTHORIZATION AND APPROVAL OF THE PROPOSED AMENDMENT TO THE CERTIFICATE OF INCORPORATION.

                            RATIFICATION OF AUDITORS
                                [PROPOSAL NO. 5]

         Arthur Andersen LLP has been selected by the Board of Directors to serve as the independent auditors for the Company for the year ending December 31, 1996. This firm acted as auditors for the Company for the year ended December 31, 1995. A representative of Arthur Andersen LLP will be present at the Meeting and will be given the opportunity to make a statement if he or she so desires and to respond to appropriate questions from stockholders.

         THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE RATIFICATION OF THE APPOINTMENT OF ARTHUR ANDERSEN LLP AS THE COMPANY'S INDEPENDENT AUDITORS FOR FISCAL 1996.

         Arthur Andersen LLP, which was engaged by the Company on January 29, 1996 as independent auditors to perform all procedures related to the 1996 year-end audit, are the independent accountants for Rally's in which the Company has a significant investment. The work of Coopers & Lybrand LLP as independent auditors for the Company was terminated effective January 25, 1996. The decision to change accountants was approved by the Audit Committee of the Board of Directors.

         During the two most recent fiscal years and subsequent interim period prior to January 25, 1996, there have been no disagreements with Coopers & Lybrand LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure or any reportable events. Coopers & Lybrand LLP's report on the financial statements for the past two years contained no adverse opinion or disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope or accounting principles. Coopers & Lybrand LLP has furnished the Company with a letter addressed to the SEC stating whether it agrees with the above statements. A copy of which was filed as an exhibit to the Company's Form 8-K dated January 29, 1996.

                              STOCKHOLDER PROPOSALS

         Stockholder proposals intended to be presented at the 1997 Annual Meeting must be received by the Company for inclusion in its proxy statement and form of proxy by February 12, 1997. To assure that a stockholder's proposal is included in the proxy statement and form of proxy, it will be necessary for the stockholder to comply with the regulations of the SEC governing inclusion of such proposals in such documents. In addition, stockholders may directly nominate persons for director only by complying with the following procedure set forth in the Company's By-Laws: the stockholder must submit the names of such persons in writing to the Secretary of the Company not less than 70 days nor more than 90 days prior to the date of the preceding year's annual meeting. The nominations must be accompanied by all information relating to such person that is required to be disclosed in solicitations of proxies for election of directors, or is otherwise required, in each case pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended, and the name, record address, and class and number of shares of the Company owned by the stockholder making the nomination. A stockholder may properly bring business before the Annual Meeting of Stockholders only by complying with the following procedure set forth in the Company's By-Laws: the stockholder must submit to the Secretary of the Company, not less than 70 days nor more than 90 days prior to the date of the preceding year's annual meeting, a written statement describing the business at the Annual Meeting, the name, record address, and class and number of shares of the Company owned by the stockholder making the submission, and a description of any material interest of the stockholder in such business.

  Any such proposal should be communicated in writing to the Secretary of the Company at 150 El Camino Drive, Suite 303, Beverly Hills, California 90212.

                                VOTING PROCEDURES

         At the Meeting, stockholders will be requested to act upon the matters set forth in this Proxy Statement. If you are not present at the Meeting, your shares can be voted only when represented by proxy. The shares represented by your proxy will be voted in accordance with your directions if the proxy is properly signed and returned to the Company at or before the Meeting. If no instructions are specified in the proxy with respect to any proposal, the shares represented thereby will be voted for the nominees for the Board of Directors listed in this Proxy Statement. If any other matters shall properly come before the Meeting, the enclosed proxy will be voted in accordance with the best judgment of the persons voting such proxy.

         A proxy may be revoked at any time prior to it being voted at the Meeting by delivering to the Secretary of the Company a signed writing revoking the proxy or a duly executed proxy bearing a later date, or by appearing and voting in person at the Meeting. The mere presence at the Meeting of a person appointing a proxy does not revoke the appointment. Please note that it is important to date your proxy because the last dated proxy will revoke any earlier dated proxies and will be the one that is voted at the Meeting.

         A majority of the outstanding shares of Common Stock represented at the Meeting, in person or by proxy, will constitute a quorum. The votes of stockholders present in person or represented by proxy at the Meeting will be tabulated by an inspector of election appointed by the Company. The four nominees for directors of the Company who receive the greatest number of votes cast by stockholders present in person or represented by proxy at the Meeting and entitled to vote thereon will be elected directors of the Company. The affirmative vote of the holders of a majority of the shares of Common Stock represented at the Meeting is required to ratify the appointment of the independent auditors. Abstentions will have no effect on the outcome of the vote for the election of directors, but will have the effect of being cast against each of proposals 2, 3, 4 and 5. Broker "non-votes" will have no effect on proposals 2, 3 and 5 but will have the effect of being cast against proposal 4.

                 INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE

         This Proxy Statement incorporates by reference the Company's Annual Report to Shareholders for the fiscal year ended December 31, 1995 (which contains a copy of the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 1995), a copy of which is being delivered with this Proxy Statement, and the Company's Quarterly Report on Form 10-Q for the quarterly period ended March 31, 1996.

                                 OTHER BUSINESS

         The Board of Directors does not know of any matters to be presented for action at the Meeting other than as set forth in this Proxy Statement. If any other business should properly come before the Meeting, the persons named in the proxy intend to vote thereon in accordance with their best judgment.

         THE COMPANY'S 1995 ANNUAL REPORT TO THE SEC ON FORM 10-K (INCLUDING THE FINANCIAL STATEMENTS AND SCHEDULES THERETO) AND QUARTERLY REPORT ON FORM 10-Q FOR THE QUARTERLY PERIOD ENDED MARCH 31, 1996 WILL BE PROVIDED BY FIRST CLASS MAIL OR OTHER EQUALLY PROMPT MEANS, WITHIN ONE BUSINESS DAY OF RECEIPT OF SUCH REQUEST, WITHOUT CHARGE TO EACH STOCKHOLDER UPON WRITTEN OR ORAL REQUEST. EACH REQUEST MUST SET FORTH A GOOD FAITH REPRESENTATION THAT, AS OF JUNE 6, 1996, THE RECORD DATE FOR THE MEETING, THE PERSON MAKING THE REQUEST WAS THE BENEFICIAL OWNER OF SHARES OF COMMON STOCK OF THE COMPANY. THE REQUEST SHOULD BE DIRECTED
TO: CATHY WOOD, SECRETARY, GIANT GROUP, LTD., 150 EL CAMINO DRIVE, SUITE 303, BEVERLY HILLS, CALIFORNIA 90212, TELEPHONE (310) 273-5678.

                                       By Order of the Board of Directors



                                       CATHY WOOD, Secretary

                                                                       EXHIBIT A


                                GIANT GROUP, LTD.
                             1996 STOCK OPTION PLAN

         1. PURPOSE OF PLAN. The purpose of this 1996 Stock Option Plan is to promote the interest of Rally's, Inc., its subsidiaries and stockholders, by encouraging selected key employees of the Corporation to acquire a proprietary interest in the Corporation. Such investments should increase the personal interest and the special effort of such persons in providing for the continued success and progress of the business of the Corporation and should enhance the Corporation's efforts to attract and retain competent key employees.

         2. DEFINITIONS. The following terms when used herein shall have the meanings set forth below, unless a different meaning is plainly required by the context:

                  (a)      BOARD.  The Board of Directors of the Parent.

                  (b) CODE. The Internal Revenue Code of 1986, as it may be amended from time to time. Reference to any section of the Code shall include any provision successor thereto.

                  (c)      COMMITTEE.  The Committee provided for in Section 7.

                  (d) COMMON STOCK. Shares of the Parent's common stock, par value $.01 per share.

                  (e) CORPORATION. The Parent and its "subsidiaries" (as that term is defined in section 425(f) of the Code).

                  (f) DISABILITY. Permanent and total disability within the meaning of section 22(e)(3) of the Code.

                  (g) EMPLOYEES. Officers and other key management personnel of the Corporation, as determined by the Committee from time to time.

                  (h) FAIR MARKET VALUE. The fair market value of a share of Common Stock on a given date, as determined by the Committee; provided, however, that if the Common Stock on such date is (i) traded on the New York Stock Exchange ("NYSE"), the Fair Market Value shall be the closing price of the Common Stock on the NYSE; or (ii) traded on an established securities exchange or the NASDAQ national market system ("NASDAQ"), the Fair Market Value shall be the closing price of the Common Stock in the reported consolidated trading of such exchange or NASDAQ. If there are no Common Stock transactions reported for such date, the determination shall be made as of the last immediately preceding date on which Common Stock transactions were reported. If there shall be any material alteration in the in the present system of reporting sales prices of Common Stock shall no longer be traded or listed as set forth above, the Fair Market Value of the Common Stock as of a particular date shall be determined under such method as shall be determined by the Committee.

                  (i) INCENTIVE OPTION. An option defined in section 422A of the Code, which meets the requirements of Sections 5 and 6.

                  (j) NON-QUALIFIED OPTION. An option which is not an Incentive Option.

                  (k) OPTION. An Incentive Option or a Non-Qualified Option granted to an Optionee pursuant to the Plan.

                  (l) OPTION AGREEMENT. A written agreement between the Corporation and an Optionee evidencing the grant of an Option and containing terms and conditions concerning the exercise of the Option.

                  (m) OPTION PRICE. The price to be paid for shares to be purchased pursuant to the exercise of an Option.

                  (n) OPTIONEE. An Employee who has been granted an Option or the personal representative, heir or legatee of an Optionee who has the right to exercise the Option upon the death of the Optionee.

                  (o)      PARENT.  GIANT GROUP, Ltd., a Delaware corporation.

                  (p) PLAN. This 1996 Stock Option Plan, as it may be amended from time to time.

         3. ELIGIBILITY AND PARTICIPATION. Persons eligible to receive Options under the Plan shall be Employees who are selected by the Committee. In determining the Employees to whom Options shall be granted, the number of shares to be covered by each Option and whether the Options shall be Incentive Options or Non-Qualified Options, the Committee shall take into account the duties of the respective Employees, their present and potential contribution to the success of the Corporation, their anticipated number of years of active service remaining and such other factors as it deems relevant in connection with accomplishing the purposes of the Plan. An Employee who has been granted an Option may be granted an additional Option or Options as the Committee shall so determine.

         4. SHARES SUBJECT TO THE PLAN. The stock to be offered under the Plan shall be shares of Common Stock, which shares may be unissued shares or treasury shares. Subject to the adjustments provided for in Section 8, the aggregate number of shares to be delivered upon exercise of all Options granted under the Plan shall not exceed 250,000 shares. Shares of Common Stock subject to, but not delivered under, an Option terminating or expiring for any reason prior to its exercise in full shall be deemed available for Options to be granted thereafter during the term of the Plan.

         5. TERMS AND CONDITIONS OF OPTIONS. All Options granted hereunder shall be subject to the following terms and conditions:

                  (a) TO WHOM OPTIONS MAY BE GRANTED. Options shall be granted only to Employees. In the case of Incentive Options, Options shall not be granted to any Employee who immediately after the granting of an Incentive Option under the Plan owns more than 10% of the issued and outstanding Common Stock unless such Incentive Option is granted at 110% of the Value of the Common Stock at the time of the grant of the Incentive Option. For the purpose of this
Section 5(a) (and Section 6(d)), consistent with the provisions of section 425(d) of the Code, an Employee is considered as owning all of the Common Stock owned by his brothers, sisters, spouse, ancestors and lineal descendants and his pro rata share of all Common Stock owned by corporations, partnerships, estates and trusts in which he has an interest.

                  (b) NON-TRANSFERABILITY OF OPTION. The Option shall not be transferable by the Optionee otherwise than by bequest or the laws of descent and distribution, and shall be exercisable during the Optionee's lifetime only by the Optionee.

                  (c)     TERMINATION OF OPTION UPON TERMINATION OF EMPLOYMENT.
(i) Subject to Section 5(c)(ii), if the Optionee's employment by the Corporation shall terminate for any reason other than death, Disability or termination for cause, the Option shall terminate six months (three months in the case of an Incentive Option) after the Optionee's employment terminates (unless the Optionee dies during such period), or on the Option's expiration date, if earlier, and shall be exercised during such period after termination of employment only with respect to the number of shares which the Optionee was entitled to purchase on the day preceding the termination of the Optionee's employment, except that the Committee may, in specific cases, and in its sole discretion, permit exercise by an Optionee of all, or a part of, the unexercised Option within the period referred to above after the Optionee's employment terminates. If the Optionee's employment shall terminate because of discharge for cause, the Option shall terminate on the date of the Optionee's discharge.

                          (ii)     Notwithstanding Section 5(c)(i), the
Committee may, in its discretion, vary the foregoing provisions with respect to a particular Optionee or particular Options granted to such Optionee to make the termination provisions applicable to such Optionee more favorable to such Optionee so long as such variation does not extend the expiration date of such Options. Any such variation shall be set forth in the applicable Option Agreement or an amendment thereto.

                  (d) TERMINATION OF OPTION UPON DEATH OR DISABILITY. In the event of the Optionee's death or Disability while in the employ of the Corporation, or Optionee's death within six months (three months in case of an Incentive Option) after the termination of the Optionee's employment (other than by reason of discharge for cause) the Option shall terminate upon the earliest to occur of (i) 12 months after the date of the Optionee's death or Disability or such other date as shall be specified in the Option Agreement, or (ii) the Option's expiration date. The Option shall be exercisable during such period after the Optionee's death or Disability with respect to the number of shares as to which the Option shall have been exercisable on the date preceding the Optionee's death or Disability, as the case may be.

                  (e) LIMITATION ON INCENTIVE OPTION. If the aggregate value (determined at the time the Option is granted) with respect to which Options are exercisable for the first time by an Optionee during any calendar year under the Plan or any other plan of the Corporation exceeds $100,000, then notwithstanding anything contained herein, such Option shall be treated as a Non-Qualified Option to the extent of the excess.

         6. OTHER TERMS AND CONDITIONS OF OPTION AGREEMENTS. The Committee shall have the power, subject to the limitations contained in the Plan, to prescribe any terms and conditions regarding the grant or exercise of any Option under the Plan and in particular shall prescribe the following terms and conditions which shall be contained in the Option Agreement for all Options:

                  (a) TYPE OF OPTION. Whether the Option in an Incentive Option or a Non-qualified Option.

                  (b) NUMBER OF SHARES OF COMMON STOCK. The number of shares of Common Stock to which it pertains.

                  (c) EXERCISE PRICE. The exercise price of the Option, which shall not be less than 100% of the Fair Market Value of the Common Stock at the time of the grant of an Incentive Option, except as otherwise provided in
Section 5(a).

                  (d) TERM OF OPTION. The term of the Option, which shall not exceed 10 years from the date on which the Option is granted, unless the Optionee owns more than 10% of the issued and outstanding Common Stock, in which case the term shall not exceed five years.

                  (e) HOW EXERCISED. The method or time when the Option may be exercised in whole or in part, including, but not limited to, whether it may be exercised by delivery of previously owned shares of Common Stock. However, in no event shall an Option be exercisable within six months of the date of grant in the case of an Optionee subject to Section 16(b) of the Securities Exchange Act of 1934, as amended (the "Exchange Act").

                  (f) WITHHOLDING OF TAXES. For a Non-Qualified Option, the provisions for the withholding of Federal, state and local income or other taxes which are due in connection with the exercise of the Non-Qualified Option.

         7. ADMINISTRATION. The Plan shall be administered by the Committee appointed by the Board which shall consist of two or more disinterested persons (within the meaning of Rule 16b-3 promulgated pursuant to the Exchange Act ("Rule 16b-3")). In accordance with and subject to the provisions of the Plan, the Committee shall have full power and authority to interpret the provisions and supervise the administration of the Plan. All decisions, determinations and selections made by the Committee pursuant to the provisions of the Plan shall be final. Each Option granted shall be evidenced by an Option Agreement containing such terms and conditions as may be approved by the Committee and which shall not be inconsistent with the Plan.

         8. ADJUSTMENTS UPON CHANGES IN CAPITALIZATION. Notwithstanding the limitations set forth in Section 4, in the event of a merger, consolidation, reorganization, stock dividend, stock split or other change in corporate structure or capitalization affecting the Common Stock, the Committee shall make an appropriate adjustment in the maximum number of shares available under the Plan or to any one individual and in the number, kind and Option Price, of Common Stock subject to Options granted under the Plan. Any such adjustment regarding an Incentive Option shall be made so as not to constitute a modification, extension or renewal of the Incentive Option within the meaning of
Section 425(h) of the Code.

         9. TIME OF GRANTING OPTIONS. Nothing contained in the Plan or in any resolution adopted or to be adopted by the Board or by the stockholders of the Parent, and no action taken by the Committee (other than the granting of a specific Option), shall constitute the granting of an Option hereunder. The granting of an Option pursuant to the Plan shall take place only on the date such Option is approved by the Committee.

         10. AMENDMENT AND DISCONTINUANCE. The Board may discontinue, amend, alter or suspend the Plan; provided, however, that any amendment requiring stockholder approval under Rule 16b-3, as in effect from time to time, shall not be made without obtaining such approval. Unless amended in accordance with the amended Plan with the consent of the Optionee, any Option which is outstanding under the Plan at the time of its amendment or termination shall remain in effect in accordance with its terms and conditions and those of the Plan as in effect which the Option was granted.

         11.      MERGER, CONSOLIDATION, ETC.

                  (a) CONVERSION ON MERGER. In the event the Corporation merges or consolidates with another corporation, or all or substantially all of the Corporation's capital stock or assets are required by another corporation, and the surviving or acquiring corporation issues shares of its stock to the Corporation's shareholders in connection with the merger, consolidation or acquisition, the surviving or acquiring corporation shall adopt the Plan and, upon the exercise of an Option, the Optionee shall, at no additional cost (other than the Option Price), be entitled to receive, in lieu of the number of shares of Common Stock to which such Option is then exercisable, the number and class of shares of stock or other securities to which the Option would have been entitled pursuant to the terms of the merger, consolidation or acquisition if immediately prior thereto the Optionee had been the holder of record of the number of shares of Common Stock equal to the number of shares of Common Stock as to which the Option shall then be exercisable.

                  (b) NO CONVERSION ON CERTAIN MERGERS. In the event that the Corporation merges or consolidates with another corporation, or all or substantially all of the Corporation's capital stock or assets are acquired by another corporation, and the surviving or acquiring corporation does not issue shares of its stock to the Corporation's shareholders in connection with the merger, consolidation or acquisition, then, notwithstanding any other provision of the Plan to the contrary, no Option may be exercised after the effective date of the merger, consolidation or acquisition.

         12.      EFFECTIVENESS AND TERMINATION OF THE PLAN.

                  (a) EFFECTIVE DATE. The Plan shall become effective upon adoption by the Board. The Plan shall be rescinded and all Options granted hereunder shall be null and void unless within 12 months from the date of the adoption of the Plan by the Board it shall have been approved by the holders of a majority of the outstanding Common Stock present or represented and entitled to vote on the Plan at a stockholders' meeting.

                  (b) TERMINATION DATE. The Plan shall terminate on the earliest to occur of (i) the date when all the Common Stock available under the Plan shall have been acquired through the exercise of Options granted under the Plan, (ii) 10 years after the date of adoption of the Plan by the Board or (iii) such other date as the Board may determine.

         13. GOVERNING LAW. The provisions of the Plan shall be construed, administered and enforced according to the laws of the Commonwealth of Kentucky and shall be construed in such a fashion that all Incentive Options shall qualify as "incentive stock options" within the meaning of section 422A of the Code.

         14. REPLACEMENT OPTIONS. The Committee may permit the voluntary surrender of all or a portion of any Option granted under the Plan, conditioned upon the granting of the Optionee of a new Option under the Plan for the same or different number of shares as the Committee may determine. The new Option shall be exercisable at such price, during such period and in accordance with such other terms and conditions as the

Committee may determine, consistent with the provisions of the Plan, without regard to the price, period of exercise or other terms or conditions of the Option surrendered.


ORIGINALLY ADOPTED:  May 20, 1996





                                            GIANT GROUP, Ltd.


                                            By:   s/Burt Sugarman/s
                                               -----------------------
                                                   Chairman & CEO

                                                                       EXHIBIT B


                                GIANT GROUP, LTD.
                             1996 STOCK OPTION PLAN
                           FOR NON-EMPLOYEE DIRECTORS

         1. Purpose of Plan. The purpose of this 1996 Stock Option Plan for Non-Employee Directors is to promote the interests of GIANT GROUP, LTD., its subsidiaries and stockholders, by encouraging non-employee directors of the Corporation to acquire a proprietary interest in the Corporation. Such investments should increase the personal interest and the special effort of such persons in providing for the success and progress of the business of the Corporation and should enhance the Corporation's efforts to attract and retain competent non-employee directors.

         2. Definitions. The following terms when used herein shall have the meanings set forth below, unless a different meaning is plainly required by the context:

                  (a) Adoption Date: May 20, 1996, which is the date this Plan is adopted by the Board.

                  (b)      Board.  The Board of Directors of the Corporation.

                  (c)      Committee.  The Committee provided for in Section 6.

                  (d) Common Stock. Shares of the Corporation's common stock, par value $.01 per share.

                  (e) Corporation. GIANT GROUP, LTD., a Delaware corporation.

                  (f) Employee. An employee of the Corporation or any of its subsidiaries.

                  (g) Fair Market Value. The fair market value of a share of Common Stock on a given date, as determined by the Committee; provided, however, that if the Common Stock on such date is (i) traded on the New York Stock Exchange (the "NYSE"), the Fair Market Value shall be the closing price of the Common Stock on the NYSE; (ii) traded on an established securities exchange or the NASDAQ national market system ("NASDAQ"), the Fair Market Value shall be the closing price of the Common Stock in the reported consolidated trading of such exchange or NASDAQ. If there are no Common Stock transactions reported for such date, the determination shall be made as of the last immediately preceding date on which the Common Stock transactions were reported. If there shall be any material alteration in the present system of reporting sales prices of the Common Stock, or if the Common Stock shall no longer be traded or listed as set forth above, the Fair Market Value of the Common Stock as of a particular date shall be determined under such method as shall be determined by the Committee.

                  (h) Non-Employee Director. A member of the Board who is not an Employee of the Corporation or any of its subsidiaries.

                  (i) Option. An option granted to an Optionee pursuant to the Plan.

                  (j) Option Agreement. A written agreement between the Corporation and an Optionee evidencing the grant of an Option and containing terms and conditions concerning the exercise of the Option.

                  (k) Option Price. The price to be paid for shares to be purchased pursuant to the exercise of an Option.

                  (l) Optionee. A Non-Employee Director who has been granted an Option or the personal representative, heir or legatee of an Optionee who has the right to exercise the Option under the death of the Optionee.

                  (m) Plan. This 1995 Stock Option Plan for Non-Employee Directors, as it may be amended from time to time.

         3.       Eligibility and Participation.

                  (a) Each Non-Employee Director as of the Adoption Date, who is standing for reelection at the Annual Meeting of Stockholders to be held on July 12, 1996, shall be granted on the date hereof an Option to purchase 10,000 shares of Common Stock.

                  (b) Each new Non-Employee Director who is elected subsequent to the Adoption Date shall automatically be granted an Option to purchase 10,000 shares of Common Stock upon the initial date of election to the Board, provided the number of shares of Common Stock available for grant under the Plan is sufficient to permit such automatic grant.

                  (c) Each Non-Employee Director who is elected (or reelected) to the Executive Committee at the meeting of the Board immediately following the Annual Meeting of Stockholders to be held on July 12, 1996, shall upon such election (or reelection) automatically be granted an additional Option to purchase 10,000 shares of Common Stock.

                  (d) Each new Non-Employee Director who is elected subsequent to the Adoption Date and thereafter is elected to the Executive Committee shall upon such election automatically be granted an additional Option to purchase 10,000 shares of Common Stock, provided the number of shares of Common Stock available under the Plan is sufficient to permit such automatic grant.

                  (e) On each anniversary of the Adoption Date, or in the case of a Non-Employee Director who is elected subsequent to the Adoption Date, each anniversary date of the grant of an Option pursuant to Section 3(b) hereof, each Non-Employee Director shall automatically be granted an Option to purchase 10,000 (plus an additional 10,000 in the case of a member of the Executive Committee) shares of Common Stock, provided they hold such position(s) on that date and the number of shares of Common Stock available for grant under the Plan is sufficient to permit such automatic grant.

         4. Shares Subject to the Plan. The stock to be offered under the Plan shall be shares of Common Stock, which shares may be unissued shares or treasury shares. Subject to the adjustments provided for in Section 7, the aggregate number of shares to be delivered upon exercise of all Options granted under the Plan shall not exceed 250,000 shares. Shares of Common Stock subject to, but not delivered under, an Option terminating or expiring for any reason prior to its exercise in full shall be deemed available for Options to be granted thereafter during the term of the Plan.

         5. Terms and Conditions of Options. All Options granted hereunder shall be subject to the following terms and conditions which shall be set forth in the Option Agreement for all Options to the extent applicable:

                  (a) To Whom Options May Be Granted. Options shall be granted only to Non-Employee Directors.

                  (b) Non-Transferability of Option. Options shall be granted only to Non-Employee Directors.

                  (c) Termination of Option. The Option shall terminate five (5) years from the date of grant, and shall be exercisable whether or not such Non-Employee Director is at the time of exercise a member of the Board, and, in the event of the death of the Non- Employee Director, may be exercised by his or her estate.

                  (d) Number of Shares of Common Stock. The number of shares of Common Stock to which the Option pertains.

                  (e) Exercise Price. The exercise price of the Option, which shall not be less than 100% of the Fair Market Value of the Common Stock at the time of the grant of the Option.

                  (f) The Term of Option. The term of the Option, which shall be five (5) years.

                  (g) How Exercised. The method or time when the Option may be exercised in whole or in part. The Option shall be exercisable in whole or in part at any time or times from and after the date of grant through and including the last day of the term of the Option.

The Option price shall be paid in cash or check at the time of exercise, except that in lieu of all or part of such payment, the Optionee may tender to the Corporation Common Stock owned by the Optionee having a Fair Market Value equal to the exercise price, less any amount paid by cash or check. The Fair Market Value of such tendered shares of Common Stock shall be determined as of the close of the business day immediately preceding the day on which the Option is exercised.

         6. Administration. The Plan shall be administered by the Board or a Committee consisting of at least two members selected by, and serving at the pleasure of, the Board (in either case, the "Committee"). The Committee shall meet at such times and places as it determines and may meet through a telephone conference call. A majority of its members shall constitute a quorum, and the decision of the majority of those present at any meeting at which a quorum is present shall constitute the decision of the Committee. Any decision reduced to writing and signed by a majority of the members of the Committee shall be fully effective as if it had been made by a majority at a meeting duly held. No discretion concerning decisions under the Plan shall be afforded to a person who is not a disinterested person. All decisions, determinations and selections made by the Committee pursuant to the provisions of the Plan shall be final. Each Option granted shall be evidenced by an Option Agreement containing such terms and conditions as may be approved by the Committee and which shall not be inconsistent with the Plan.

         7. Adjustments Upon Changes in Capitalization. Notwithstanding the limitations set forth in Section 4, in the event of a merger, consolidation, reorganization, stock dividend, stock split or other change in corporate structure or capitalization affecting the Common Stock, the Committee shall make an appropriate adjustment in the maximum number of shares available under the Plan or to any one individual and in the number, kind and Option Price of Common Stock subject to Options granted under the Plan.

         8. Amendment and Discontinuance. The Board may discontinue, amend, alter or suspend the Plan; provided, that any amendment requiring stockholder approval under Rule 16b-3 promulgated pursuant to the Securities Exchange Act of 1934, as amended, as in effect from time to time, shall not be made without obtaining such approval. Section 3 shall not be amended more than once every six months, other than to comply with changes in the Internal Revenue Code or the regulations thereunder. Any Option which is outstanding under the Plan at the time of its amendment or termination shall remain in effect in accordance with its terms and conditions and those of the Plan as in effect when the Option was granted.

         9.      Merger, Consolidation, Etc.

                 (a) Conversion on Merger. In the event the Corporation merges or consolidates with another corporation, or all or substantially all of the Corporation's capital stock or assets are acquired by another corporation, and the surviving or acquiring corporation issues shares of its stock to the Corporation's shareholders in connection with the merger, consolidation or acquisition, the surviving or acquiring corporation shall adopt the Plan and, upon the exercise of an Option, the Optionee shall, at no additional cost (other than the Option Price), be entitled to receive, in lieu of the number of shares of Common

Stock to which such Option is then exercisable, the number and class of shares of stock or other securities to which the Optionee would have been entitled pursuant to the terms of the merger, consolidation or acquisition, if immediately prior thereto the Optionee had been the holder of record of the number of shares of Common Stock equal to the number of shares of Common Stock as to which the Option shall then be exercisable.

                  (b) No Conversion on Certain Mergers. In the event that the Corporation merges or consolidates with another corporation, or all or substantially all of the Corporation's capital stock or assets are acquired by another corporation, and the surviving or acquiring corporation does not issue shares of its stock to the Corporation's shareholders in connection with the merger, consolidation or acquisition, then, notwithstanding any other provision of the Plan to the contrary, no Option may be exercised after the effective date of the merger, consolidation or acquisition.

         10.      Effectiveness and Termination of the Plan.

                  (a) The Plan shall become effective upon adoption by the Board. The Plan shall be rescinded and all Options granted hereunder shall be null and void unless within 12 months from the date of the adoption of the Plan by the Board it shall have been approved by the holders of a majority of the outstanding Common Stock present or represented and entitled to vote on the Plan at a stockholder's meeting

                  (b) Termination Date. The Plan shall terminate on the earliest to occur of (i) the dates when all the Common Stock available under the Plan shall have been acquired through the exercise of Options granted under the Plan; (ii) 10 years after the Adoption Date; or (iii) such other date as the Board may determine.

         11. Governing Law. The provisions of the Plan shall be construed, administered and enforced according to the laws of the State of Delaware.

DATED:    May 20, 1996

                                            GIANT GROUP, LTD.




                                            By:     s/Burt Sugarman/s
                                               ------------------------------
                                                    Chairman of the Board

                                   P R O X Y

                               GIANT GROUP, LTD.

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
                ANNUAL MEETING OF STOCKHOLDERS -- JULY 12, 1996

     The undersigned hereby appoints Burt Sugarman and David Gotterer, and each of them, proxies with power of substitution each, for and in the name of the undersigned to vote all shares of Common Stock of GIANT GROUP, LTD., a Delaware corporation (the "Company"), that the undersigned would be entitled to vote at the Company's 1996 Annual Meeting of Stockholders (the "Meeting"), and at any adjournments thereof, upon the matters set forth in the Notice of the Meeting as stated hereon, hereby revoking any proxy heretofore given. In their discretion, the proxies are further authorized to vote upon such other business as may properly come before the Meeting.

     The undersigned acknowledges receipt of the Notice of the Meeting and the accompanying Proxy Statement and Annual Report.



- --------------------------------------------------------------------------------
                            - FOLD AND DETACH HERE -

THE BOARD RECOMMENDS A VOTE "FOR" PROPOSALS 1, 2, 3, 4 AND 5.  Please mark your vote as
                                                               indicated in
                                                               this example  /X/



                                        FOR  WITHHELD
1. Election of Directors Below.         / /    / /

Nominees: Terry Christensen, David Gotterer, David Malcolm, Burt Sugarman

For, except vote withheld from the following member(s):


- ---------------------------------------------------------------------------



                                                          FOR  WITHHELD  ABSTAIN
2. Adoption of the Company's 1996 Employee Stock Option   / /    / /       / /
   Plan.

3. Adoption of the Company's 1996 Stock Option Plan for   / /    / /       / /
   Non-Employee Directors.

4. Approve the authorization of a new class of non-voting  / /    / /       / /
   Class A Common Stock.

5. Ratification of the appointment of Arthur Andersen LLP  / /    / /       / /
   as Independent Auditors.


THIS PROXY WILL BE VOTED AS DIRECTED OR, IF NO CONTRARY DIRECTION IS INDICATED, WILL BE VOTED FOR THE ELECTION OF THE NOMINEES FOR DIRECTORS LISTED ABOVE, FOR ADOPTION OF THE COMPANY'S 1996 EMPLOYEE STOCK OPTION PLAN, FOR ADOPTION OF THE COMPANY'S 1996 STOCK OPTION PLAN FOR NON-EMPLOYEE DIRECTORS AND THE AUTHORIZATION OF A NEW CLASS OF NON-VOTING CLASS A COMMON STOCK, FOR RATIFICATION OF THE APPOINTMENT OF ARTHUR ANDERSEN LLP AS INDEPENDENT AUDITORS AND AS SAID PROXIES DEEM ADVISABLE ON SUCH OTHER MATTERS AS MAY COME BEFORE THE MEETING.



Signature                        Signature                        Date
         ------------------------         ------------------------    ----------
NOTE: Please sign as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.

- --------------------------------------------------------------------------------
                            - FOLD AND DETACH HERE -




                                ADMISSION TICKET


                                 ANNUAL MEETING
                                       OF
                       STOCKHOLDERS OF GIANT GROUP, LTD.


                             FRIDAY, JULY 12, 1996
                              9:30 AM (LOCAL TIME)


        CHRISTENSEN, WHITE, MILLER, FINK, JACOBS, GLASER & SHAPIRO, LLP
                            2121 AVENUE OF THE STARS
                                   18TH FLOOR
                         LOS ANGELES, CALIFORNIA 90067